EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE

	For the year ended December 31,
	(in millions, except per share data)
	2019	2018	2017
Income (loss) from continuing operations	$209.7	$241.7	$111.0
Income (loss) from discontinued operations-net of tax	(155.4)	(130.4)	(49.6)
Gain (loss) on disposition of discontinued operations-net of tax	0.1	2.4	67.3
Net income (loss)	$54.4	$113.7	$128.7
Basic shares:
Weighted average shares outstanding	71.1	75.4	92.8
Earnings (loss) per share - basic:
Income (loss) from continuing operations	$2.95	$3.21	$1.20
Income (loss) from discontinued operations-net of tax	(2.18)	(1.73)	(0.53)
Gain (loss) on disposition of discontinued operations-net of tax	—	0.03	0.72
Net income (loss)	$0.77	$1.51	$1.39
Diluted shares:
Weighted average shares outstanding - basic	71.1	75.4	92.8
Effect of dilutive securities:
Restricted stock awards	0.7	1.5	2.1
Diluted weighted average shares outstanding	71.8	76.9	94.9
Earnings (loss) per share - diluted:
Income (loss) from continuing operations	$2.92	$3.14	$1.17
Income (loss) from discontinued operations-net of tax	(2.16)	(1.69)	(0.52)
Gain (loss) on disposition of discontinued operations-net of tax	—	0.03	0.71
Net income (loss)	$0.76	$1.48	$1.36
Non-vested restricted stock awards granted by the Company are treated as potential common shares outstanding in computing diluted earnings per share using the treasury stock method. Weighted average restricted stock awards of approximately 0.6 million, and 0.2 million were outstanding during the year ended December 31, 2019 and 2018, respectively, but were not included in the computation of diluted shares as the effect would be anti-dilutive or performance targets were not expected to be achieved for awards contingent upon performance. In 2017, these awards were not material.